                                                                   Exhibit 10.52

                                Voting Agreement

     This Voting Agreement ("Agreement") is made and entered into as of November __, 2000 between John P. Gorst ("Mr. Gorst"), Insynq, Inc., a Delaware corporation (the "Company"), Kathleen McHenry ("McHenry") and Hagens Berman LLP ("HBLLP") (McHenry and HBLLP are sometimes collectively referred hereunder as the "Stockholders").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, the Stockholders, Mr. Gorst, Carroll Benton ("Ms. Benton"), Insynq, Inc., a Washington corporation ("Insynq I"), and the Company have entered into a Settlement Agreement of even date herewith (the "Settlement Agreement") which provides that McHenry will receive 1,500,000 shares of Insynq II common stock, $0.001 par value, currently held by Mr. Gorst (the "Release Shares"), in exchange for releasing Mr. Gorst, Ms. Benton, Insynq I and Insynq II from certain claims as set forth in the Settlement Agreement. From the Release Shares, McHenry intends to transfer 350,000 shares to HBLLP (the "HB Shares") as payment for its representation of McHenry in a lawsuit styled "Kathleen McHenry v. John Gorst, M. Carroll Benton, Insynq, Inc, a Washington corporation and Insynq, Inc., a Delaware corporation, In the Superior Court of Washington, In and For Pierce County, Case No. 00 2 10599 7 (the "Lawsuit").

     B. Upon the consummation of the transactions set forth in the Settlement Agreement, McHenry will be the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Release Shares less the HB Shares.

     C. As a material inducement to enter into the Settlement Agreement, Mr. Gorst desires McHenry to agree, and McHenry hereby agrees, to grant Mr. Gorst irrevocable proxies giving Mr. Gorst the right and authority to vote all of the Release Shares less the HB Shares owned by the McHenry for as long as McHenry owns the Release Shares less the HB Shares, directly or indirectly.

     D. As an additional material inducement to enter into the Settlement Agreement, Mr. Gorst desires HBLLP to agree, and HBLLP hereby agrees, to grant Mr. Gorst an irrevocable proxy giving Mr. Gorst the right and authority to vote all of the HB Shares owned by the HBLLP for as long as HBLLP owns the HB Shares, directly or indirectly.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, the parties agree as follows:

     1.  Irrevocable Proxy. Concurrently with the execution of this Agreement,
         -----------------
McHenry and HBLLP are each hereby delivering to Mr. Gorst proxies in the forms attached hereto as Annex A and Annex B (collectively, the "Proxies"), which
                   -------------------
shall be irrevocable, with respect to the total number of the Release Shares less the HB Shares beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by McHenry, directly or indirectly, and with respect to the total number of the HB Shares beneficially owned by HBLLP, directly or indirectly, as a result of the Settlement Agreement until such date as McHenry and HBLLP, their heirs, administrators, executors, successors and assigns, shall no longer beneficially own, directly or indirectly, any of the Release Shares or the HB Shares (the "Termination Date"). Prior to the Termination Date, Mr. Gorst shall have the right to vote all such Shares that each Stockholder or its or her heirs, administrators, executors, successors and assigns continues to beneficially own, directly or indirectly. The parties acknowledge and agree that this right to vote the Release Shares less the HB Shares and the HB Shares granted to Mr. Gorst hereunder and under the Proxies does not include the power to invest or sell the Shares, which power currently belongs to McHenry with respect to the Release Shares less the HB Shares and to HBLLP with respect to the HB Shares, and that Mr. Gorst does not have a pecuniary interest in the Release Shares less the HB Shares or the HB Shares. McHenry and HBLLP further understand and agree that Mr. Gorst shall disclaim beneficial ownership in the Release Shares and the HB Shares, and that McHenry and HBLLP will not take any actions contrary to such position.

     Nothing in this Agreement shall be construed to limit in any way McHenry's ability to sell or transfer any or all of the Release Shares less the HB Shares or HBLLP's ability to sell or transfer any or all of the HB Shares; provided,
                                                                    --------
however, that the restriction set forth in the Registration Rights Agreement
-------
attached to the Settlement Agreement as Exhibit "A" shall apply to their respective rights to sell or transfer any or all of their Shares.

     2.  Notice upon Sale of the Shares.  McHenry hereby agrees to provide
         ------------------------------
prompt written notice to Mr. Gorst of any sale or transfer of any portion of the Release Shares less the HB Shares, but in no event later than 48 hours after such a sale is completed. HBLLP hereby agrees to provide prompt written notice to Mr. Gorst of any sale or transfer of any portion of the HB Shares, but in no event later than 48 hours after such a sale is completed.

     3.   Representations, Warranties and Covenants of McHenry and HBLLP.
          --------------------------------------------------------------

     A. McHenry and HBLLP each hereby represent, warrant and covenant to Mr. Gorst and the Company as follows:

          (i)    Authority.  McHenry and HBLLP each has full power and authority
                 ---------
     to make, enter into and carry out the terms of this Agreement and the Proxies.

          (ii)   Review by Attorney.  McHenry and HBLLP acknowledge that this
                 ------------------
     Agreement has been reviewed by their own attorneys and that each understands the implications of entering into this Agreement.

          (iii)  No Reliance.  Neither McHenry nor HBLLP have relied, in
                 -----------
     connection with this transaction, upon any statements, representations, warranties or agreements other than those set forth in the documents referred to in this Agreement.

          (iv)   Distribution.  McHenry represents that there is no current plan
                 ------------
     or intention by her to sell, exchange or otherwise dispose of any of the Release Shares, other than the plan to transfer the HB Shares to HBLLP, effective as of the date hereof. HBLLP represents that there is no current plan or intention by it to sell, exchange or otherwise dispose of any of the HB Shares.


     B.   HBLLP further represents and warrants as follows to Mr. Gorst and the
     Company:

          (i) HBLLP understands that the HB Shares are being transferred to it in reliance upon the exemptions provided in the Securities Act of 1933, as amended (the "Securities Act").

          (ii) HBLLP has read and fully understands the public information and filings of the Company on file with the Securities and Exchange Commission ("SEC"). HBLLP has received or had access to all information which it considers necessary or advisable to enable it to make a decision concerning its acquisition of the HB Shares.

          (iii) HBLLP understands and acknowledges that: (a) while the Company has an operating history, the acquisition of the HB Shares by HBLLP involves a high degree of risk of loss of HBLLP's entire investment, and there is no assurance of any income from such investment; (b) HBLLP must bear the economic risk of an investment in the HB Shares for an indefinite period because the offer and sale of the HB Shares has not been registered under the Securities Act or any state securities laws and has been offered and sole in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless the HB Shares are subsequently registered under the Securities Act and applicable state laws, or unless an opinion of counsel satisfactory to the Company and its counsel, is received by the Company stating that an exemption from such registration is available; (c) HBLLP is accepting the HB Shares for investment purposes only for HBLLP's account and not for the benefit of any other person or with any view toward the resale or distribution thereof;
     (d) because there are substantial restrictions on the transferability of the HB Shares, it may not be possible for HBLLP to liquidate an investment therein readily in case of an emergency; and (e) HBLLP has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the HB Shares which HBLLP hereby subscribes to purchase or any part thereof, and HBLLP has no present plans to enter into any such contract, undertaking, agreement or arrangement.

          (iv) HBLLP is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          (v) HBLLP is knowledgeable and experienced in evaluating investments and is experienced in financial and business matters and it has evaluated the risks of investing in the HB Shares, and has determined that the HB Shares are a suitable investment for it. HBLLP can bear the economic risk of an investment in the HB Shares and has a sufficient net worth to sustain a complete loss of its investment.

          (vi) HBLLP understands that the certificates representing the HB Shares will bear a legend to the effect that the HB Shares are restricted and may not be resold or transferred unless the HB Shares are registered under the Securities Act and applicable state laws or unless an opinion of counsel satisfactory to the Company and its counsel is received by the Company stating that an exemption from such registration is available.

     4.   Additional Documents. McHenry and HBLLP hereby covenant and agree to
          --------------------
execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Mr. Gorst and his counsel, to carry out the intent of this Agreement. If the Proxies shall expire or terminate for any reason prior to the Termination Date, McHenry agrees to enter into additional proxies in substantially the same form as the Annex A attached hereto until she no longer
                                   --------
beneficially owns any Release Shares less the HB Shares, directly or indirectly, and HBLLP agrees to enter into additional proxies in substantially the same form as the Annex B attached hereto until it no longer beneficially owns any HB
       -------
Shares, directly or indirectly.

     5.   Term. This Agreement and the Proxies delivered in connection herewith
          ----
shall terminate and shall have no further force or effect on and as of the Termination Date.

     6.   General.
          -------

          (a)  Severability. If any term, provision, covenant or restriction of
               ------------
     this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (b)  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
     provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other. This subdivision does not apply to shares of the Release Shares or the HB Shares sold through a permitted brokerage transaction as allowed under applicable law and the Registration Rights Agreement.

          (c)  Amendments and Modification. This Agreement may not be modified,
               ---------------------------
     amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (d)  Specific Performance; Injunctive Relief. The parties hereto
               ---------------------------------------
     acknowledge that Mr.Gorst and the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of McHenry or HBLLP set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Mr. Gorst or the Company, upon any such violation, Mr. Gorst or the Company, shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Mr. Gorst or the Company, at law or in equity.

          (e)  Notices. All notices, requests, claims, demands and other
               -------
     communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

     If to Mr. Gorst or the Company:  Insynq, Inc.
                                      1101 Broadway Plaza
                                      Tacoma, WA 98402
                                      Attention: John P. Gorst
                                      Facsimile: (253) 284-2035

     If to McHenry:                   Kathleen McHenry
                                      4732 Lakeshore Lane SE, #A
                                      Olympia, WA  98513
                                      Facsimile (360) 459-4982

                                      With a copy to:

                                      Anthony D. Shapiro
                                      1301 Fifth Avenue, Suite 2900
                                      Seattle, WA 98101
                                      Facsimile (206) 623-0594

     If to HBLLP:                     Anthony D. Shapiro
                                      1301 Fifth Avenue, Suite 2900
                                      Seattle, WA 98101
                                      Facsimile (206) 623-0594

     or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     8.6  Governing Law. This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     8.7  Entire Agreement. This Agreement contains the entire understanding of
          ----------------
the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     8.8  Counterparts; Facsimile Signatures. This Agreement may be executed in
          ----------------------------------
several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Each party to this Voting Agreement agrees that it will be bound by its own telecopy signature and that it accepts the telecopy signature of each other party to this Agreement.

     8.9  Effect of Headings. The section headings herein are for convenience
          ------------------
only and shall not affect the construction of interpretation of this Agreement.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                              GORST


                              ________________________________
                              John P. Gorst


                              INSYNQ, INC.


                              By:  ___________________________
                              Its: ___________________________

                              MCHENRY


                              /s/ Kathleen McHenry
                              --------------------------------
                              Kathleen McHenry


                              HBLLP


                              By:  /s/ Anthony D. Shapiro
                                   ----------------------------
                              Its: Partner
                                   ----------------------------

                                    ANNEX A
                               IRREVOCABLE PROXY

     Kathleen McHenry ("McHenry") hereby irrevocably appoints John P. Gorst ("Mr. Gorst") as the sole and exclusive attorney and proxy of McHenry, with full power of substitution and resubstitution, to the full extent of McHenry's rights with respect to the 1,150,000 shares (the "Release Shares less the HB Shares") of capital stock of Insynq, Inc., a Delaware corporation ("Insynq"), beneficially owned by McHenry, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until McHenry and/or her heirs, administrators, executors, successor and assigns shall no longer beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act) any of the Release Shares less the HB Shares ("Termination"). Prior to the Termination, this proxy shall represent Mr. Gorst's right to vote such Release Shares less the HB Shares that McHenry and/or her heirs, administrators, executors, successors and assigns continues to beneficially own, directly or indirectly. Upon the execution hereof, all prior proxies given by McHenry with respect to the Release Shares less the HB Shares, if any, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given with respect to the Release Shares less the HB Shares prior to Termination.

     This proxy is irrevocable, is granted pursuant to the Settlement Agreement dated as of November _____, 2000 between Mr. Gorst and McHenry and certain other parties (the "Settlement Agreement"), and is granted in consideration of Mr. Gorst entering into the Settlement Agreement and all Exhibits attached thereto. Mr. Gorst and McHenry agree and acknowledge that the grant of this irrevocable proxy is a material inducement for Mr. Gorst to enter into the Settlement Agreement and is therefore coupled with an interest and is irrevocable. Mr. Gorst will be empowered at any time prior to Termination, to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Release Shares less the HB Shares) of the undersigned to the Release Shares less the HB Shares that McHenry and/or her heirs, administrators, executors, successors and/or assigns continues to beneficially own, directly or indirectly, at every annual, special or adjourned meeting of Insynq stockholders, and in every written consent in lieu of such a meeting, or otherwise, as Mr. Gorst determines, in his sole and absolute discretion. The powers represented by this proxy do not include the power to invest, sell or transfer the Release Shares.

     Nothing in this Proxy shall be construed to limit in any way McHenry's ability to sell or transfer any or all of the Release Shares less the HB Shares; provided, however, that the restrictions set forth in the Registration Rights Agreement attached to the Settlement Agreement as Exhibit "A", as well as applicable federal and state law, shall apply to McHenry's right to sell or transfer any or all of the Release Shares less the HB Shares.

     Ms. McHenry agrees that she will be bound by her own telecopy signature to this Proxy.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, administrators, executors, successors and/or assigns of the undersigned; provided, however, that this provision does not apply to any of the Release Shares sold through a permitted brokerage transaction allowed under the Registration Rights Agreement and applicable law.

     This proxy is irrevocable and is coupled with an interest.

                            (Signature Page Follows)



Dated: November __, 2000.


                         McHenry

                         /s/ Kathleen McHenry
                         -----------------------------------
                         Kathleen McHenry

                         McHenry's Address for Notice:

                         Kathleen McHenry
                         4732 Lakeshore Lane SE, #A
                         Olympia, WA  98513
                         Facsimile (360) 459-4982

                         With a copy to:

                         Anthony D. Shapiro
                         1301 Fifth Avenue, Suite 2900
                         Seattle, WA 98101
                         Facsimile (206) 623-0594

                                    ANNEX B
                               IRREVOCABLE PROXY

     Hagens Berman LLP ("HBLLP") hereby irrevocably appoints John P. Gorst ("Mr. Gorst") as the sole and exclusive attorney and proxy of BHLLP, with full power of substitution and resubstitution, to the full extent of HBLLP's rights with respect to the 350,000 shares (the "HB Shares") of capital stock of Insynq, Inc., a Delaware corporation ("Insynq"), beneficially owned by HBLLP, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until HBLLP and/or its heirs, administrators, executors, successors and assigns shall no longer beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act) any of the HB Share ("Termination").
Prior to the Termination, this proxy shall represent Mr. Gorst's right to vote such HB Shares that HBLLP and/or its heirs, administrators, executors, successors and assigns continues to beneficially own, directly or indirectly. Upon the execution hereof, all prior proxies given by HBLLP with respect to the HB Shares, if any, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given with respect to the HB Shares prior to Termination.

     This proxy is irrevocable, is granted pursuant to the Settlement Agreement dated as of November _____, 2000 between Mr. Gorst and Kathleen McHenry and certain other parties (the "Settlement Agreement"), and is granted in consideration of Mr. Gorst entering into the Settlement Agreement and all Exhibits attached thereto. Mr. Gorst and HBLLP agree and acknowledge that the grant of this irrevocable proxy is a material inducement for Mr. Gorst to enter into the Settlement Agreement and is therefore coupled with an interest and is irrevocable. Mr. Gorst will be empowered at any time prior to Termination, to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the HB Shares) of the undersigned to the HB Shares that HBLLP continues to beneficially own, directly or indirectly, at every annual, special or adjourned meeting of Insynq stockholders, and in every written consent in lieu of such a meeting, or otherwise, as Mr. Gorst determines, in his sole and absolute discretion. The powers represented by this proxy do not include the power to invest, sell or transfer the HBLLP Shares.

     Nothing in this Proxy shall be construed to limit in any way McHenry's ability to sell or transfer any or all of the Release Shares less the HB Shares; provided, however, that the restrictions set forth in the Registration Rights Agreement attached to the Settlement Agreement as Exhibit "A", as well as applicable federal an state law, shall apply to McHenry's right to sell or transfer any or all of the Release Shares less the HB Shares.

     HBLLP agrees that it will be bound by the telecopy signature of its representative to this Proxy.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, successors and/or assigns of the undersigned; provided, however, that this provision does not apply to any of the HB Shares sold through a permitted brokerage transaction allowed under the Registration Rights Agreement and applicable law.

     This proxy is irrevocable and is coupled with an interest.

                           (signature page follows)

Dated: December 1, 2000.



                         HBLLP

                           /s/ Anthony D. Shapiro
                         ---------------------------------
                         By: _____________________________
                         Its: Partner
                              ----------------------------

                         HBLLP's Address for Notice:

                         Anthony D. Shapiro
                         1301 Fifth Avenue, Suite 2900
                         Seattle, WA 98101
                         Facsimile (206) 623-0594